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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  March 29, 1996
                                                 (January 31, 1996)



                          BOATMEN'S BANCSHARES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

         Missouri                    1-3750             43-0672260
----------------------------    ----------------    -------------------
(State or other jurisdiction    (Commission File    (IRS Employer
 of incorporation)                  Number)          Identification No.)


One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri      63101
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  314-466-6000
                                                    --------------

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ITEM 5. OTHER EVENTS
--------------------

     As previously reported by Boatmens Bancshares, Inc. ("The Registrant") on its Current Report on Form 8-K, dated February 2, 1996, the Registrant completed its acquisition of Fourth Financial Corporation, a Kansas corporation ("Fourth Financial") on January 31, 1996, by means of the merger (the "Merger") of Fourth Financial with and into a wholly-owned subsidiary of the Registrant. Under terms of the Merger, (i) each issued and outstanding share of common stock, par value $5 per share, of Fourth Financial was converted into one share of common stock, par value $1 per share, of the Registrant (approximately
28.5 million shares in the aggregate), and (ii) each issued and outstanding Depositary Share of Fourth Financial, representing 1/16 interest in a share of Class A 7% Cumulative Convertible Preferred Stock of Fourth Financial, was converted into one Depositary Share of the Registrant, representing a 1/16 interest in a share of 7% Cumulative Convertible Preferred Stock, Series A, of the Registrant (approximately 3.96 million Depositary Shares in the aggregate). No shares of Fourth Financial common stock were owned by the Corporation prior to the Merger. The Merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.

     In accordance with Item 7. of Form 8-K, the Registrant has submitted herewith audited financial statements of Fourth Financial.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------

     The following financial statements of Fourth Financial are submitted herewith:

     1.   Report of Independent Auditors.
     2.   Consolidated Statements of Condition as of December 31, 1995 and 1994.
     3.   Consolidated Statements of Income for the Years Ended
          December 31, 1995, 1994 and 1993.
     4. Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1995, 1994 and 1993.
     5.   Consolidated Statements of Cash Flows for the Years Ended
          December 31, 1995, 1994 and 1993.
     6.   Notes to Consolidated Financial Statements.

(b)  Pro Forma Financial Information
     -------------------------------
     The following unaudited pro forma financial statements are submitted herewith:

     1.  Pro Forma Combined Balance Sheet as of December 31, 1995.
     2. Pro Forma Combined Statements of Income for the years ended December 31, 1995, 1994, and 1993, and notes thereto.
     3. Pro Forma Consolidated Quarterly Earnings Trend for the year ended December 31, 1995.
     4. Pro Forma Consolidated Quarterly Balance Sheets for each 1995 quarter ended period.



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(c)  Exhibits
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     The following exhibits are included with this Report:

          Exhibit 99 (a) Audited Financial Statements of Fourth
                         Financial Corporation and Report of
                         Independent Auditors.

          Exhibit 99 (b) Pro Forma Financial Data


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BOATMEN'S BANCSHARES, INC.
                                  --------------------------
                                        (Registrant)


                                  By   /s/  JAMES W. KIENKER
                                     ---------------------------
                                     James W. Kienker
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:    March 29, 1996